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                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint ROBERT H. JENKINS and PAUL DONOVAN, and either or both of them, as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission the Annual Report on Form 10-K of said Corporation for the year ended December 31, 1998, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint ROBERT H. JENKINS and PAUL DONOVAN, and either or both of them, as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form 10-K.

     And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form 10-K shall comply with the Securities Exchange Act of 1934 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 25th day of March, 1999.

                                          SUNDSTRAND CORPORATION

                                          By:     /s/ ROBERT H. JENKINS
                                            ------------------------------------
                                                     Robert H. Jenkins
                                            Chairman of the Board, President and
                                                  Chief Executive Officer

(CORPORATE SEAL)

ATTEST:

       /s/ WILLIAM R. COOLE
--------------------------------------
           William R. Coole
         Assistant Secretary
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
                  SIGNATURE                                             TITLE
                  ---------                                             -----

            /s/ ROBERT H. JENKINS                Chairman of the Board, President and Chief Executive
---------------------------------------------    Officer and Director
              Robert H. Jenkins

              /s/ PAUL DONOVAN                   Executive Vice President and Chief Financial Officer
---------------------------------------------
                Paul Donovan

           /s/ DEWAYNE J. FELLOWS                Vice President and Controller
---------------------------------------------
             DeWayne J. Fellows

            /s/ RICHARD A. ABDOO                 Director
---------------------------------------------
              Richard A. Abdoo

              /s/ J. P. BOLDUC                   Director
---------------------------------------------
                J. P. Bolduc

                                                 Director
---------------------------------------------
               Ilene S. Gordon

            /s/ GERALD GRINSTEIN                 Director
---------------------------------------------
              Gerald Grinstein

            /s/ CHARLES MARSHALL                 Director
---------------------------------------------
              Charles Marshall

            /s/ KLAUS H. MURMANN                 Director
---------------------------------------------
              Klaus H. Murmann

                                                 Director
---------------------------------------------
                 Ward Smith

                                                 Director
---------------------------------------------
              Berger G. Wallin